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                                                              FILE NO. 333-25255
                                                                  RULE 424(B)(3)

                             PROSPECTUS SUPPLEMENT
                       (TO PROSPECTUS DATED MAY 16, 1997)
                 (TO PROSPECTUS SUPPLEMENT DATED MAY 16, 1997)

                                     PROSPECTUS NUMBER: 1527
                                     DATED: JUNE 17, 1997


                           MERRILL LYNCH & CO., INC.
                          MEDIUM-TERM NOTES, SERIES B
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                                FIXED RATE NOTES

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


BASE RATE:                Fixed


INDEX MATURITY:           N/A


TRADE DATE:               June 17, 1997


SETTLEMENT DATE:          June 20, 1997


MATURITY DATE:            June 20, 2000


REDEMPTION DATE:          N/A


OPTIONAL REPAYMENT DATES: N/A


SPREAD:                   N/A


SPREAD MULTIPLIER:        N/A


MAXIMUM INTEREST RATE:    N/A


MINIMUM INTEREST RATE:    N/A


INTEREST RESET DATES:     N/A


INTEREST PAYMENT DATES:   Each May 15th and November 15th and on the Maturity Date (short first and last coupon), subject to the Following Business Day convention.


INITIAL INTEREST RATE:    6.45000%


FORM:                     Book-entry


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